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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                ----------------


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) May 15, 1997.

                        Oakwood Mortgage Investors, Inc.
                        --------------------------------
               (Exact name of registrant as specified in charter)


            North Carolina              33-99320            56-1886793
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     (State or other jurisdiction     (Commission         (IRS Employer
          of incorporation)           File Number)      Identification No.)

             7800 McCloud Road, Greensboro, North Carolina    27425-7081
             -----------------------------------------------------------
                (Address of principal executive offices)      (Zip Code)

          Registrant's telephone number, including area code (910) 664-2400
                                                             --------------

================================================================================
            (Former name or former address, if changed since last report.)
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Item 5. Other Events.

         On May 15, 1997, the Registrant expects to enter into an underwriting agreement with Credit Suisse First Boston Corporation and Goldman, Sachs & Co. (the "Underwriters"), pursuant to which the Underwriters agreed to purchase and offer for sale to the public, $178,456,192 aggregate initial principal amount of the Registrant's Senior/Subordinated Pass- Through Certificates, Series 1997-B, Class A-1, Class A-2, Class A-3, Class A-4, Class A- 5, Class M, Class B-1 and Class B-2 (the "Offered Securities"). The Offered Securities are registered for sale under the Registrant's effective shelf Registration Statement on Form S-3 (33-99320), and will be offered pursuant to a Prospectus, to be dated May 15, 1997, and a related Prospectus Supplement, dated May 15, 1997, to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended and Rule 424 thereunder.

         In connection with the offering of the Offered Securities, the Underwriters have prepared and disseminated to potential purchasers certain "Series Term Sheets", "Computational Materials" and/or "Structural Terms Sheet(s)," as such terms are defined in the No-Action response letters to Greenwood Trust Company, Discover Card Master Trust I (publicly available April 5, 1996), to Kidder, Peabody and Co. Incorporated and certain affiliates thereof (publicly available, May 20, 1994) and the No-Action response letter to Cleary, Gottlieb, Steen & Hamilton on behalf of the Public Securities Association (publicly available, February 17, 1995), respectively. In accordance with such No-Action Letter, the Registrant is filing herewith such "Series Term Sheets", Computational Materials and/or Structural Terms Sheet(s) as Exhibit 99.1.

Exhibits
--------

99.1 Copy of "Series Term Sheets", "Computational Materials" and/or "Structural Terms Sheet(s)" as provided by Credit Suisse First Boston Corporation and Goldman, Sachs & Co.


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                                  Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



May 15, 1997                              OAKWOOD MORTGAGE INVESTORS,
                                          INC.



                                          By: /s/ Doug R. Muir
                                              ----------------------

                                          Name:  Doug R. Muir

                                          Title: Vice President


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                              INDEX TO EXHIBITS


                                                                          Page
                                                                          ----


99.1   Copy of "Series Term Sheets", "Computational Materials"
       and/or "Structural Terms Sheet(s)"
       as provided by Credie Suise First Boston
       Corporation and Goldman, Sachs & Co.................................


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